Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merill Lynch, Pierce, Fenner & Smith Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/11 through 12/31/11


Portfolio:			BlackRock High Yield Portfolio


Security:			Peabody Energy Corp. (CUSIP 704549AL8)


Date Purchased:			11/07/2011


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		7,725,000


Total Principal Purchased
by the Portfolio *:		7,725,000 USD


% of Offering Purchased
by the Portfolio:		1.4895%


Broker:				Merill Lynch, Pierce, Fenner & Smith Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Goldman Sachs subject to Rule 10f-3
under the Investment Company Act of 1940.

For the period 07/01/11 through 12/31/11


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			Zynga Inc. (CUSIP 98986T108)


Date Purchased:			12/15/2011


Price Per Share:		10.00 USD


Shares Purchased
by the Portfolio *:		477,920


Total Principal Purchased
by the Portfolio *:		4,779,200 USD


Commission:			$0.325 USD


Broker:				Goldman Sachs


Member:				Morgan Stanley


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
JP Morgan subject to Rule 10f-3
under the Investment Company Act of 1940.

For the period 07/01/11 through 12/31/11


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			LinkedIn Corp. (CUSIP 53578A108)


Date Purchased:			11/16/2011


Price Per Share:		71.00 USD


Shares Purchased
by the Portfolio *:		33,433


Total Principal Purchased
by the Portfolio *:		2,373,743 USD


Commission:			$2.059 USD


Broker:				JP Morgan


Member:				Morgan Stanley


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Goldman Sachs subject to Rule 10f-3
under the Investment Company Act of 1940.

For the period 07/01/11 through 12/31/11


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			Groupon Inc. (CUSIP 399473107)


Date Purchased:			11/03/2011


Price Per Share:		20.00 USD


Shares Purchased
by the Portfolio *:		117,578


Total Principal Purchased
by the Portfolio *:		2,351,560 USD


Commission:			$1.20 USD


Broker:				Goldman Sachs


Member:				Morgan Stanley


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
Nomura Securities International subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/11 through 12/31/11


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			Nexon Co. Ltd. (CUSIP B63QM7907)


Date Purchased:			12/05/2011


Price Per Share:		16.7138 USD


Shares Purchased
by the Portfolio *:		147,968


Total Principal Purchased
by the Portfolio *:		2,473,107 USD


Commission:			$0.700 USD


Broker:				Nomura Securities International


Member:				Morgan Stanley & Mitsubishi UFJ Sec.